                                                                      EXHIBIT 11
                                                                     PAGE 1 OF 3
                               THOMAS GROUP, INC.
             STATEMENT REGARDING COMPUTATION OF EARNINGS PER SHARE


                                                                                                          THREE MONTHS ENDED
                                                                                                               MARCH 31,
                                                                                                      ---------------------------
                                                                                                         1996             1995
                                                                                                      ----------       ----------
     PRIMARY EPS
     -----------
     Weighted Average Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6,049,768        5,859,624
     Weighted Average Options Outstanding (Table I)  . . . . . . . . . . . . . . . . . . . . . .         336,483          167,474
     Weighted Average Warrants Outstanding (Table II)  . . . . . . . . . . . . . . . . . . . . .              --               --
                                                                                                      ----------       ----------
     Weighted Average Shares and Share Equivalents Outstanding . . . . . . . . . . . . . . . . .       6,386,251        6,027,098
                                                                                                      ==========       ==========
     Net Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,615,000       $1,212,000
                                                                                                      ==========       ==========
     Earnings Per Common and Common Equivalent Share . . . . . . . . . . . . . . . . . . . . . .           $0.25            $0.20
                                                                                                      ==========       ==========

     FULLY-DILUTED EPS
     -----------------
     Weighted Average Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6,049,768        5,859,624
     Weighted Average Options Outstanding (Table I)  . . . . . . . . . . . . . . . . . . . . . .         362,138          197,921
     Weighted Average Warrants Outstanding (Table II)  . . . . . . . . . . . . . . . . . . . . .              --               --
                                                                                                      ----------       ----------
     Weighted Average Shares and Share Equivalents Outstanding . . . . . . . . . . . . . . . . .       6,411,906        6,057,545
                                                                                                      ==========       ==========
     Net Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,615,000       $1,212,000
                                                                                                      ==========       ==========
     Earnings Per Common and Common Equivalent Share . . . . . . . . . . . . . . . . . . . . . .           $0.25            $0.20
                                                                                                      ==========       ==========

                                                                      EXHIBIT 11
                                                                     PAGE 2 OF 3
                               THOMAS GROUP, INC.
             STATEMENT REGARDING COMPUTATION OF EARNINGS PER SHARE

                 TABLE I - WEIGHTED AVERAGE OPTIONS OUTSTANDING

                                                                                                          THREE MONTHS ENDED
                                                                                                               MARCH  31,
                                                                                                     -----------------------------
                                                                                                        1996               1995
                                                                                                     -----------        ----------
     PRIMARY EPS
     -----------
     Weighted Average Options Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . .         1,261,047          1,370,813
     Average Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $9.130             $8.024
                                                                                                     -----------        -----------

     Exercise Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $11,513,583        $10,998,950
                                                                                                     ===========        ===========

     Average FMV Per Share During Period . . . . . . . . . . . . . . . . . . . . . . . . . . .           $13.696             $8.306
     Shares Repurchased (limited to 20% of shares outstanding) . . . . . . . . . . . . . . . .         (840,628)        (1,203,339)
     Shares Repurchased Assuming Utilization of Tax Benefit on Exercise of Non-Qualified
        Options (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (83,936)                 --
                                                                                                     -----------        -----------
     Total Shares Repurchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (924,564)        (1,203,339)
                                                                                                     -----------        -----------
     Incremental Shares from Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           336,483            167,474
                                                                                                     ===========        ===========

     FULLY-DILUTED EPS
     -----------------
     Weighted Average Options Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . .         1,261,047          1,370,813
     Average Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $9.130             $8.024
                                                                                                     -----------        -----------

     Exercise Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $11,513,583        $10,998,950
                                                                                                     ===========        ===========

     FMV Per Share End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $14.250            $10.375
     Shares Repurchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (807,994)        (1,064,184)
     Shares Repurchased Assuming Utilization of Tax Benefit on Exercise of Non-Qualified
        Options (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (90,915)          (108,709)
                                                                                                     -----------        -----------
     Total Shares Repurchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (898,909)        (1,172,893)
                                                                                                     -----------        -----------
     Incremental Shares from Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           362,138            197,921
                                                                                                     ===========        ===========

(1) Non-qualified options generate a tax deduction for the Company in the amount of the employee's taxable gain, if any, on exercise. The savings in taxes payable are also assumed to be used to purchase outstanding shares of common stock.

                                                                      EXHIBIT 11
                                                                     PAGE 3 OF 3
                               THOMAS GROUP, INC.
             STATEMENT REGARDING COMPUTATION OF EARNINGS PER SHARE

                TABLE II - WEIGHTED AVERAGE WARRANTS OUTSTANDING

                                                                                                         THREE MONTHS  ENDED
                                                                                                              MARCH 31,
                                                                                                   -----------------------------
                                                                                                      1996               1995
                                                                                                   ----------         ----------
     PRIMARY EPS
     -----------
     Weighted Average Warrants Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . .        175,000            175,000
     Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $15.15             $15.15
                                                                                                   ----------         ----------
     Exercise Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $2,651,250         $2,651,250
                                                                                                   ==========         ==========

     Average FMV Per Share During Period . . . . . . . . . . . . . . . . . . . . . . . . . . .        $13.696             $8.306
     Shares Repurchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --                 --
                                                                                                   ----------         ----------
     Incremental Shares from Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --                 --
                                                                                                   ==========         ==========





     FULLY-DILUTED EPS
     -----------------
     Weighted Average Warrants Outstanding                                                            175,000            175,000
     Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $15.15             $15.15
                                                                                                   ----------         ----------
     Exercise Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $2,651,250         $2,651,250
                                                                                                   ==========         ==========

     FMV Per Share End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $14.250            $10.375
     Shares Repurchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --                 --
                                                                                                   ----------         ----------
     Incremental Shares from Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --                 --
                                                                                                   ==========         ==========





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